Exhibit 10.4

AMENDMENT TO SECURED SUBORDINATED CONVERTIBLE NOTES

This AMENDMENT TO SECURED SUBORDINATED CONVERTIBLE NOTES (this “Amendment”) dated February 28, 2025 (the “Effective Date”), is made by and among VENUS CONCEPT INC., a Delaware corporation (“Venus Concept”), VENUS CONCEPT USA INC., VENUS CONCEPT CANADA CORP., and VENUS CONCEPT LTD. (collectively, the “Guarantors” and together with Venus Concept the “Obligors”), and each investor identified on the signature pages (each, an “Investor” and collectively, the “Investors”) to those certain Secured Subordinated Convertible Notes, dated as of January 18, 2024 (the “EW Notes”). Capitalized terms used and not defined in this Amendment shall have the meanings given to them in the EW Notes.

RECITALS

WHEREAS, Venus Concept has requested the EW Notes be amended to extend the maturity date of the EW Notes;

WHEREAS, the Investors are willing to grant such extension, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Maturity Date Amendment. The definition of “Maturity Date” in Section 29.54 is hereby amended and restated in its entirety as follows:

  29.54          “Maturity Date” means December 9, 2026.

2.        Conditions Precedent. This Amendment shall be effective upon the date on which the Investors have received counterparts of this Amendment duly executed by the Obligors and the Investors.

3.         Reaffirmation. Each Obligor acknowledges and reaffirms that it is (a) bound by all of the terms of the Transaction Documents to which it is a party and (b) responsible for the observance and full performance of all Obligations. Furthermore, the Obligors acknowledge and confirm that by entering into this Amendment, the Investors and Collateral Agent do not, except as expressly set forth herein, waive or release any term or condition of any of the Transaction Documents, as amended by this Amendment, or any of the Investors’ or Collateral Agent’s rights or remedies under such Transaction Documents or any applicable law.

4.         Representations and Warranties. After giving effect to this Amendment, the Obligors represent and warrant to the Investors as follows:

(a)	As of the Effective Date, no Event of Default has occurred and is continuing.

(b)
The representations and warranties of the Obligors contained in the Transaction Documents are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) as of such earlier date.

Exhibit 10.4
(c)
Each Obligor has the full power and authority to enter into, execute, and deliver this Amendment and perform its obligations hereunder and under the Transaction Documents to which it is a party. The execution, delivery, and performance by each Obligor of this Amendment, and the performance by each Obligor of the Transaction Documents to which it is a party, in each case, are within such Obligor’s powers and have been authorized by all necessary corporate action of such Obligor.

(d)          This Amendment has been duly executed and delivered by the Obligors and constitutes their legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)          No consent, approval, authorization or order of, or filing, registration, or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Obligors of this Amendment.

(f)           The execution and delivery of this Amendment does not (i) violate, contravene, or conflict with any provision of the Obligors’ organizational documents or (ii) materially violate, contravene, or conflict with any laws applicable to the Obligors or their respective subsidiaries
.
(g)           The Obligors’ obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses, or counterclaims.

5.             Release. As a material part of the consideration for the Investors entering into this Amendment (this Section 5, the “Release Provision”):

(a)          The Obligors agree that the Investors, Collateral Agent, each of their respective affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, advisors, partners, agents, and employees, and their respective successors and assigns (collectively, the “Collateral Agent Group”), are irrevocably and unconditionally released, discharged, and acquitted from any and all actions, causes of action, claims, demands, damages, and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent that any of the foregoing arises from any action or failure to act under, or otherwise arising in connection with, the Transaction Documents on or prior to the date hereof.

(b)          The Obligors acknowledge, represent, and warrant to the Collateral Agent Group that:

Exhibit 10.4
(i)          The Obligors have read and understand the effect of the Release Provision. The Obligors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering the Release Provision; and if counsel was retained, counsel for the Obligors has read and considered the Release Provision and advised the Obligors with respect to the same. Before execution of this Amendment, the Obligors have had adequate opportunity to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)          The Obligors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. The Obligors acknowledge that the Collateral Agent Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)          The Obligors have executed this Amendment and the Release Provision thereof as their free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv)          The Obligors are the sole owner of its respective claims released by the Release Provision, and the Obligors have not heretofore conveyed or assigned any interest in any such claims to any other Person.

(c)          The Obligors understand that the Release Provision was a material consideration in the agreement of the Collateral Agents to enter into this Amendment. The Release Provision shall be in addition to any right, privileges, and immunities granted to the Collateral Agent under the Transaction Documents.

6.	Miscellaneous.

(a)          The EW Notes, as may be modified hereby, and the obligations of the Obligors thereunder and under the other Transaction Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall constitute a Transaction Document under the NPA.

(b)          Except as specifically provided in this Amendment, this Amendment does not vary the terms and provisions of the NPA, any EW Notes or any other Transaction Document. This Amendment shall not impair the rights, remedies, and security given in and by the NPA, any Note or any other Transaction Document. The terms of this Amendment shall control any conflict between its terms and those of the NPA.

(c)          This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by scanned .pdf or DocuSign shall be effective as an original.

(d)          Venus Concept agrees to reimburse the Investors, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Investors) incurred in connection with the negotiation, preparation, and execution of this Amendment and all other documents negotiated, prepared, and executed in connection with this Amendment.

***

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VENUS CONCEPT:

VENUS CONCEPT INC.

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	Chief Executive Officer

GUARANTORS:

VENUS CONCEPT CANADA CORP.

By:	/s/ Hemanth Varghese
Name:	Hemanth Varghese
Title:	President and General Manager

VENUS CONCEPT LTD.

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	Chief Executive Officer

VENUS CONCEPT USA INC.

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	President and Assistant Secretary

Amendment to Secured Subordinated Convertible Notes

EW HEALTHCARE PARTNERS, L.P., as Investor

By:	ESSEX WOODLANDS FUND IX-GP, L.P.,
Its: General Partner

By:	ESSEX WOODLANDS IX, LLC,
Its: General Partner

By:	/s/ R. Scott Barry
Name:	R. Scott Barry
Title:	Manager

EW HEALTHCARE PARTNERS-A, L.P., as

Investor By:	ESSEX WOODLANDS FUND IX-GP, L.P.,
Its: General Partner

By:	ESSEX WOODLANDS IX, LLC,
Its: General Partner

By:	/s/ R. Scott Barry
Name:	R. Scott Barry
Title:	Manager

EW HEALTHCARE PARTNERS, L.P., as Collateral Agent

By:	ESSEX WOODLANDS FUND IX-GP, L.P.,
its General Partner

By:	ESSEX WOODLANDS FUND IX, LLC,
its General Partner

By:	/s/ R. Scott Barry
Name:	R. Scott Barry
Title:	Manager

Amendment to Secured Subordinated Convertible Notes